Exhibit 99.2 BANNER ADDS SCALE IN CALIFORNIA WITH THE ACQUISITION OF ALTAPACIFIC BANCORP JULY 24, 2019Exhibit 99.2 BANNER ADDS SCALE IN CALIFORNIA WITH THE ACQUISITION OF ALTAPACIFIC BANCORP JULY 24, 2019

2 Safe Harbor Forward-Looking Statements When used in this communication and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “potential,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Investors and security holders are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this communication other than historical facts constitute forward-looking statements. In addition to factors disclosed in Banner’s SEC reports, important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: expected revenues, cost savings, synergies and other benefits from the proposed merger of Banner and AltaPacific might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite regulatory approvals for the proposed merger of Banner and AltaPacific may be delayed or may not be obtained (or may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger); the requisite approval of AltaPacific shareholders may be delayed or may not be obtained, the other closing conditions to the merger may be delayed or may not be obtained, or the merger agreement may be terminated; business disruption may occur following or in connection with the proposed merger of Banner and AltaPacific; Banner’s or AltaPacific’s businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of managements’ attention from ongoing business operations and opportunities as a result of the proposed merger or otherwise; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses and provisions for loan losses that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and non-performing assets, and may result in the allowance for loan losses not being adequate to cover actual losses and require a material increase in reserves; results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require the writing down of assets or increases in the allowance for loan losses; the ability to manage loan delinquency rates; competitive pressures among financial services companies; changes in consumer spending or borrowing and spending habits; interest rate movements generally and the relative differences between short and long-term interest rates, loan and deposit interest rates, net interest margin and funding sources; the impact of repricing and competitors’ pricing initiatives on loan and deposit products; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values; the ability to adapt successfully to technological changes to meet customers’ needs and developments in the marketplace; the ability to access cost-effective funding; increases in premiums for deposit insurance; the ability to control operating costs and expenses; the use of estimates in determining fair value of certain assets and liabilities, which estimates may prove to be incorrect and result in significant changes in valuation; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect employees, and potential associated charges; disruptions, security breaches or other adverse events, failures or interruptions in, or attacks on, information technology systems or on the third-party vendors who perform critical processing functions; changes in financial markets; changes in economic conditions in general and in Washington, Idaho, Oregon and California in particular; secondary market conditions for loans and the ability to sell loans in the secondary market; the costs, effects and outcomes of litigation; legislation or regulatory changes or reforms, including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules, including changes related to Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the implementing regulations; results of safety and soundness and compliance examinations by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Washington State Department of Financial Institutions, Division of Banks, or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require restitution or institute an informal or formal enforcement action which could require an increase in reserves for loan losses, write-downs of assets or changes in regulatory capital position, or affect the ability to borrow funds, or maintain or increase deposits, or impose additional requirements and restrictions, any of which could adversely affect liquidity and earnings; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; the inability of key third-party providers to perform their obligations; changes in accounting principles, policies or guidelines, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; the economic impact of war or any terrorist activities; other economic, competitive, governmental, regulatory and technological factors affecting operations, pricing, products and services; future acquisitions by Banner of other depository institutions or lines of business; and future goodwill impairment due to changes in Banner’s business, changes in market conditions, or other factors. Forward-looking statements speak only as of the date on which they are made, and neither Banner nor AltaPacific undertakes any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.2 Safe Harbor Forward-Looking Statements When used in this communication and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “potential,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Investors and security holders are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date such statements are made. These statements may relate to future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial information. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of the proposed merger and all other statements in this communication other than historical facts constitute forward-looking statements. In addition to factors disclosed in Banner’s SEC reports, important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: expected revenues, cost savings, synergies and other benefits from the proposed merger of Banner and AltaPacific might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; the requisite regulatory approvals for the proposed merger of Banner and AltaPacific may be delayed or may not be obtained (or may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed merger); the requisite approval of AltaPacific shareholders may be delayed or may not be obtained, the other closing conditions to the merger may be delayed or may not be obtained, or the merger agreement may be terminated; business disruption may occur following or in connection with the proposed merger of Banner and AltaPacific; Banner’s or AltaPacific’s businesses may experience disruptions due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; the possibility that the proposed merger is more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of managements’ attention from ongoing business operations and opportunities as a result of the proposed merger or otherwise; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses and provisions for loan losses that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and non-performing assets, and may result in the allowance for loan losses not being adequate to cover actual losses and require a material increase in reserves; results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require the writing down of assets or increases in the allowance for loan losses; the ability to manage loan delinquency rates; competitive pressures among financial services companies; changes in consumer spending or borrowing and spending habits; interest rate movements generally and the relative differences between short and long-term interest rates, loan and deposit interest rates, net interest margin and funding sources; the impact of repricing and competitors’ pricing initiatives on loan and deposit products; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values; the ability to adapt successfully to technological changes to meet customers’ needs and developments in the marketplace; the ability to access cost-effective funding; increases in premiums for deposit insurance; the ability to control operating costs and expenses; the use of estimates in determining fair value of certain assets and liabilities, which estimates may prove to be incorrect and result in significant changes in valuation; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect employees, and potential associated charges; disruptions, security breaches or other adverse events, failures or interruptions in, or attacks on, information technology systems or on the third-party vendors who perform critical processing functions; changes in financial markets; changes in economic conditions in general and in Washington, Idaho, Oregon and California in particular; secondary market conditions for loans and the ability to sell loans in the secondary market; the costs, effects and outcomes of litigation; legislation or regulatory changes or reforms, including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules, including changes related to Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the implementing regulations; results of safety and soundness and compliance examinations by the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation, the Washington State Department of Financial Institutions, Division of Banks, or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require restitution or institute an informal or formal enforcement action which could require an increase in reserves for loan losses, write-downs of assets or changes in regulatory capital position, or affect the ability to borrow funds, or maintain or increase deposits, or impose additional requirements and restrictions, any of which could adversely affect liquidity and earnings; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; the inability of key third-party providers to perform their obligations; changes in accounting principles, policies or guidelines, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; the economic impact of war or any terrorist activities; other economic, competitive, governmental, regulatory and technological factors affecting operations, pricing, products and services; future acquisitions by Banner of other depository institutions or lines of business; and future goodwill impairment due to changes in Banner’s business, changes in market conditions, or other factors. Forward-looking statements speak only as of the date on which they are made, and neither Banner nor AltaPacific undertakes any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

3 Additional Important Information In connection with the proposed acquisition of AltaPacific, Banner will file a registration statement on Form S-4 with the SEC to register the shares of Banner’s common stock to be issued in connection with the merger. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of AltaPacific seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BANNER, ALTAPACIFIC AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents, when available, as well as other documents filed by Banner with the SEC, free of charge from the SEC’s website at www.sec.gov or by accessing Banner’s website at http://investor.bannerbank.com/Docs or upon written request to Banner Corporation, Attn: Investor Relations, 10 South First Avenue, Walla Walla, Washington 99362 or by calling (509) 527-3636. 3 Additional Important Information In connection with the proposed acquisition of AltaPacific, Banner will file a registration statement on Form S-4 with the SEC to register the shares of Banner’s common stock to be issued in connection with the merger. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of AltaPacific seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BANNER, ALTAPACIFIC AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents, when available, as well as other documents filed by Banner with the SEC, free of charge from the SEC’s website at www.sec.gov or by accessing Banner’s website at http://investor.bannerbank.com/Docs or upon written request to Banner Corporation, Attn: Investor Relations, 10 South First Avenue, Walla Walla, Washington 99362 or by calling (509) 527-3636.

4 Transaction Highlights • Adds meaningful scale in California with over $430 million in assets • Increases Banner’s presence in California to nearly $2bn in assets and deposits on a pro forma basis • Highly attractive deposit franchise that has been resilient through the rising rate cycle Strategically • 41% non-interest bearing deposits Compelling • Cost of deposits at 0.32% in Q2 2019 • Beta of < 0% since 2015 • Relationship driven commercial bank with deep, long-standing customer ties • Proven credit culture with history of sound asset quality • Financial impact meets Banner’s M&A objectives • Low-risk transaction with minimal TBV dilution and earnback of < 3 years Financially • Expected to be accretive to Banner’s profitability profile Attractive • Improves EPS, ROAA, ROATCE, efficiency ratio, and net interest margin • Significant cost savings available due to anticipated consolidation of three branches4 Transaction Highlights • Adds meaningful scale in California with over $430 million in assets • Increases Banner’s presence in California to nearly $2bn in assets and deposits on a pro forma basis • Highly attractive deposit franchise that has been resilient through the rising rate cycle Strategically • 41% non-interest bearing deposits Compelling • Cost of deposits at 0.32% in Q2 2019 • Beta of < 0% since 2015 • Relationship driven commercial bank with deep, long-standing customer ties • Proven credit culture with history of sound asset quality • Financial impact meets Banner’s M&A objectives • Low-risk transaction with minimal TBV dilution and earnback of < 3 years Financially • Expected to be accretive to Banner’s profitability profile Attractive • Improves EPS, ROAA, ROATCE, efficiency ratio, and net interest margin • Significant cost savings available due to anticipated consolidation of three branches

5

AltaPacific Bancorp Overview

Company Introduction

- Founded in 2006 and headquartered in Santa Rosa, CA
- Six branches with a presence in Northern and Southern California
  - Five branches serving Southern California with $274mm[1] in deposits (~80% of total deposits)
  - One Northern California branch serving Santa Rosa with $64mm[1] in deposits (~20% of total deposits)
  - Lending activity predominantly split between Southern California and Bay Area markets
- Highly attractive deposit base and a commercial lending focus

AltaPacific Branch Locations


Santa Rosa
Roseland
Glendora
San Dimas
Claremont
Pomona
Ontario
Fontana
Rialto
San Bernardino
Riverside
Corona
Temecula

AltaPacific Bancorp Overview (6/30/19)

Assets	$436 million
Gross Loans	$339 million
Deposits	$307 million
Total Equity	$55 million

Deposit Market Share[1]

City	Branches	Deposits ($000)	Market Share (%)	Overall Rank
Temecula	1	$83,536	3.27	9th
Glendora	1	$64,279	3.76	9th
Santa Rosa	1	$63,894	0.75	14th
Ontario	1	$62,478	1.93	10th
San Bernardino	1	$41,850	2.12	7th
Riverside	1	$22,274	0.37	16th

1. *Source: S&P Global Market Intelligence, FDIC deposit data as of June 30, 2018.*

6

California Pro Forma Branch Footprint


Eureka
Redding
Reno
Carson City
NEVADA
Santa Rosa
Sacramento
San Francisco
San Jose
Salinas
CALIFORNIA
San Luis Obispo
Bakersfield
Ventura
Los Angeles
Long Beach
San Diego
Mexicali
ABNK Branch
BANR Branch


Burbank
Altadena
Glendale
Glendora
Upland
Fontana
San Bernardino
Highland
West Hollywood
Alhambra
Baldwin Park
El Monte
West Covina
Ontario
Colton
Redlands
Los Angeles
Santa Monica
East Los Angeles
La Puente
Pomona
Rubidoux
Riverside
Inglewood
Whittier
Chino
Norco
Moreno Valley
Hawthorne
Norwalk
Yorba Linda
Corona
Compton
Fullerton
Torrance
Carson
Garden Grove
Perris
Rancho Palos Verdes
Long Beach
Santa Ana
Irvine
Cleveland National Forest
Huntington Beach
Lake Elsinore
Costa Mesa
Newport Beach
Mission Viejo
Laguna Niguel
Murrieta
Temecula
Dana Point
San Clemente

Pro Forma Deposit Market Share by County

County	ABNK Branches	ABNK Deposits ($000)	BANR Branches	BANR Deposits ($000)	Pro Forma Branches	Pro Forma Deposits ($000)	Market Total Deposits ($000)	Pro Forma Market Share	Pro Forma Market Rank	Market 5-Year Deposit CAGR
Riverside, CA	2	$105,810	3	$84,105	5	$189,915	$27,630,802	0.68%	18	5.63%
San Bernardino, CA	2	$104,328	2	$71,203	4	$175,531	$24,055,948	0.73%	17	7.08%
Los Angeles, CA	1	$64,279	3	$113,840	4	$178,119	$431,738,377	0.04%	82	7.32%
Sonoma, CA	1	$63,894	0	$0	1	$63,894	$14,792,617	0.43%	18	7.28%

Source: S&P Global Market Intelligence, FDIC deposit data as of June 30, 2018.

7

Significantly Enhances California Presence

Summary

- Additional scale improves competitive position and density in Southern California
  - Surpasses $1bn of deposits in Southern California
- Santa Rosa provides an attractive expansion market to complement Banner's existing Northern California footprint
- California remains a significant opportunity for Banner
  - 5th largest global economy, diverse industries (e.g., tech, healthcare, aerospace, ag, hospitality)
  - Money center banks hold over 60% deposit market share in Inland Empire[1]

Market Share Impact[2]

Riverside County	Total deposits increase from $84mm to $190mm Market share rank improves from #25 to #18
Los Angeles County	Total deposits increase from $114mm to $178mm Market share rank improves from #92 to #82
San Bernardino County	Total deposits increase from $71mm to $176mm Market share rank improves from #24 to #17
Sonoma County	Adds Santa Rosa branch with $64mm in deposits Deposit market share rank of #18

Balance Sheet Impact on California Franchise[3]

($ in millions)

Loans

CA comprises 22% of BANR's pro forma loans



+20%
$1,659
$1,995[4]
Banner Standalone
Combined

Deposits

CA comprises 18% of BANR's pro forma deposits



+22%
$1,399
$1,706
Banner Standalone
Combined

1. Represents Riverside and San Bernardino counties.
2. Source: S&P Global Market Intelligence, pro forma FDIC deposit data as of June 30, 2018.
3. Source: BANR and ABNK 2Q'2019 financials.
4. AltaPacific has 6 accounts located outside of California representing $2.7mm of principal balance.

8

Loan Portfolio Composition

AltaPacific Bancorp Loan Portfolio Overview

- Total loan ~10% CAGR 2014 – Q2 2019
- Strong asset quality and underwriting standards
- NPAs/ Assets of 0.01%; NCOs of < $1mm over company history
- Commercial banking focus in Southern California / SF Bay Area
- Construction business consists of longstanding customer relationships centered on San Francisco-metro projects

AltaPacific Bancorp Loan Growth History


($ in millions)
~10% CAGR
$225
$225
$233
$296
$328
$339
2014
2015
2016
2017
2018
Q2 19

Banner Loan Mix


Cons & Other 3%
Farm / Ag 4%
C&D 12%
1-4 Family RE 17%
Owner Occ CRE 16%
Other CRE 30%
C&I 18%

$8,917mm

AltaPacific Loan Mix


C&I 5%
Cons & Other 0%
C&D 19%
1-4 Family RE 9%
Owner Occ CRE 22%
Other CRE 45%

$339mm

Pro Forma Loan Mix


Cons & Other 2%
Farm / Ag 4%
C&D 12%
1-4 Family RE 17%
Owner Occ CRE 16%
Other CRE 31%
C&I 18%

$9,256mm[1]

Note: Financials as of June 30, 2019.

1. Pro forma excludes purchase accounting and merger related adjustments.

9

Low Cost Deposit Base

AltaPacific Bancorp Deposit Overview

- 0.32% cost of deposits
- 41% non-interest bearing deposits
- 97% non-CD deposits
- 99% core deposits[1]
- Deposit beta since 2015 of (2%) and (3%) over the last-twelve months

AltaPacific Bancorp Deposit Cost History



AltaPacific Deposit Cost
Fed Funds Rate
1.15%
1.16%
1.42%
1.70%
1.91%
2.20%
2.40%
2.39%
0.31%
0.34%
0.30%
0.30%
0.32%
0.33%
0.30%
0.32%
3Q'2017
4Q'2017
1Q'2018
2Q'2018
3Q'2018
4Q'2018
1Q'2019
2Q'2019

Banner Deposit Mix



Time Deposits 11%
Non-Interest Bearing Deposits 40%
Money Market 16%
Savings 20%
Interest Bearing Checking 13%

$9,289mm

AltaPacific Deposit Mix



Time Deposits 3%
Non-Interest Bearing Deposits 41%
Money Market 48%
Savings 2%
Interest Bearing Checking 6%

$307mm

Pro Forma Deposit Mix



Time Deposits 11%
Non-Interest Bearing Deposits 40%
Money Market 17%
Savings 19%
Interest Bearing Checking 13%

$9,596mm[2]

Note: Financials as of June 30, 2019.
1. *Core deposits excludes jumbo time deposits with balances greater than $250,000.*
2. *Pro forma excludes purchase accounting and merger related adjustments.*

10

Transaction Overview

Consideration and Deal Value	• Fixed exchange ratio of 0.2712x - AltaPacific shareholders will receive approximately 1.6mm BANR shares, subject to potential adjustment • 100% stock transaction for common shareholders (cash for outstanding options) • AltaPacific shareholders will obtain pro forma ownership of approximately 4.3% • Aggregate consideration of $87.4mm or $14.70 per share of AltaPacific common stock[1], subject to potential adjustment
Transaction Multiples	• Price / tangible book value per share of 168%[2] • Price / LTM net income of 16.9x • Core deposit premium[3] of 11.3%
Required Approvals	• Customary regulatory approvals • AltaPacific shareholders
Anticipated Closing	• 4th Quarter 2019

1. *Based on BANR closing price of $54.19 per share on July 23, 2019.*
2. *Based on June 30, 2019 tangible book value for AltaPacific Bancorp.*
3. *Core deposits excludes jumbo time deposits with balances greater than $250,000.*

11

Financial Impact and Merger Assumptions

Financial Impact

- ~1.8% EPS accretion in 2020 and 2021
- Tangible Book Value dilution of ~1.1% at closing
- TBV per share earnback of < 3 years under both crossover and simple methods
- Internal rate of return over 20%
- Strong capital ratios maintained on a pro forma basis

Merger Assumptions

- Transaction related expenses of $9.4mm pre-tax
- Estimated cost savings of 45% of ABNK's non-interest expense base
  - Includes consolidation of 3 branches
- Credit mark of $5.9mm, or 1.73% of loans; $0.2mm liquidity mark; net deferred originations fees of $0.7mm
- Core deposit intangible of $8.1mm (10-yr amortization, sum-of-years digits)
- Mark on AFS securities portfolio of ($1.0)mm
- Durbin Impact: $50,000 decrease in annual interchange fee income